Exhibit 10.2

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT				1. CONTRACT ID CODE			PAGE OF PAGES
							1	2
2. AMENDMENT/MODIFICATION NO. P00010		3. EFFECTIVE DATE See Block 16C	4.REQUISITION/PURCHASE REQ. NO.			5. PROJECT NO. (If applicable) ASPR-21-02282
6. ISSUED BY	CODE	ASPR-BARDA		7. ADMINISTERED BY (If other than Item 6)	CODE
ASPR-BARDA 200 Independence Ave., S.W. Room 640-G Washington DC 20201
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)			(x)	9A. AMENDMENT OF SOLICITATION NO.
SIGA TECHNOLOGIES, INC. 1385150 Attn: Daniel Luckshire SIGA TECHNOLOGIES, INC. 31 East 62nd street NEW YORK NY 100658446
9B. DATED (SEE ITEM 11)
			x	10A. MODIFICATION OF CONTRACT/ORDER NO. HHSO100201800019C
CODE 1385150		FACILITY CODE		10B. DATED (SEE ITEM 13) 09/10/2018
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐         The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers              ☐ is extended.      ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning ______ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or electronic communication which includes a reference to the solicitation and amendment numbers.  FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by letter or electronic communication, provided each letter or electronic communication makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) See Schedule
13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
CHECK ONE	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

X	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: FAR Part 43.103(a) - Bilateral Modifications
D. OTHER (Specify type of modification and authority)
E. IMPORTANT: Contractor ☐ is not. ☒ is required to sign this document and return 1 copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
Tax ID Number: 13-3864870
DUNS Number: 932651516

The purpose of this no cost bilateral modification is to incorporate HHSAR Clause
352.232-71: Electronic Submission of Payment Requests

1. The following is hereby incorporated by full text, at no additional cost to the
Government, into Section I:

HHSAR Clause 352.232-71 - Electronic Submission of Payment Requests

(a) Definitions. As used in this clause?

Payment request means a bill, voucher, invoice, or request for contract financing payment

Continued …
Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
15A. NAME AND TITLE OF SIGNER (Type or print) DENNIS HRUBY, CSO & EVP			16A. NAME AND TITLE OF CONTRACTING OFFICER(Type or print) JONATHAN F. GONZALEZ
15B. CONTRACTOR/OFFEROR		15C. DATE SIGNED		16B. UNITED STATES OF AMERICA		16C. DATE SIGNED
/s/ Dennis Hruby		03/24/2022		/s/ Jonathan F. Gonzalez		03/29/2022
(Signature of person authorized to sign)				(Signature of Contracting Officer)
Previous edition unusable	STANDARD FORM 30 (REV. 11/2016)
Prescribed by GSA FAR (48 CFR) 53.243

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HHSO100201800019C/P00010			PAGE OF
				1	2
NAME OF OFFEROR OR CONTRACTOR SIGA TECHNOLOGIES, INC. 1385150
ITEM NO (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

with associated supporting documentation. The payment request must comply with the requirements identified in FAR 32.905(b), ?Content of Invoices? and the applicable Payment clause included in this contract.

(b) Except as provided in paragraph (c) of this clause, the Contractor shall submit payment requests electronically using the Department of Treasury Invoice Processing Platform (IPP) or successor system. Information regarding IPP, including IPP Customer Support contact information, is available at www.ipp.gov or any successor site.

(c) The Contractor may submit payment requests using other than IPP only when the Contracting Officer authorizes alternate procedures in writing in accordance with HHS procedures.
(d) If alternate payment procedures are authorized, the Contractor shall include a copy of the Contracting Officer’s written authorization with each payment request.
(End of clause)
2. The contracting Officer is hereby changed to Jonathan Gonzalez.
3. The total amount, scope, period of performance and all other terms and conditions of the contract remain unchanged.

4. By signing this modification, SIGA Technologies Inc., hereby releases the Government from any and all liability under this contract for further equitable adjustments attributable to such fact or circumstance giving rise to this modification.
Discount Terms: 1/30, NET 30P
Period of Performance: 01/01/2020 to 09/09/2028

END OF MODIFICATION

NSN 7540-01-152-8067				OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110